UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 29, 2012 (May 21, 2012)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 23, 2012, SM Energy Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders elected all of the incumbent directors, and approved the two additional proposals described below. Each director was elected by a majority vote. The directors elected and the final vote tabulation for each director were as follows:

Director	For	Against	Abstain	Non-Votes
Barbara M. Baumann	55,921,949	871,644	14,650	4,475,460
Anthony J. Best	56,079,380	717,372	11,491	4,475,460
Larry W. Bickle	55,989,936	807,205	11,102	4,475,460
Stephen R. Brand	56,187,128	609,982	11,133	4,475,460
William J. Gardiner	55,980,198	816,912	11,133	4,475,460
Julio M. Quintana	56,567,253	229,991	10,999	4,475,460
John M. Seidl	55,416,130	1,383,332	8,781	4,475,460
William D. Sullivan	56,362,715	386,550	59,978	4,475,460
The Company's stockholders also approved the proposal to ratify the appointment by the Company's Audit Committee of Deloitte & Touche LLP, as the Company's independent registered public accounting firm for 2012. The final vote tabulation for that proposal was as follows:

For	60,504,675
Against	765,802
Abstain	13,226
The Company's stockholders also approved, by a non-binding advisory vote, the proposal regarding the compensation of the Company's named executive officers. The final vote tabulation for that proposal was as follows:

For	55,072,910
Against	1,600,434
Abstain	134,899
Non-Votes	4,475,460
Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 21, 2012, the Company completed the previously announced conversion and redemption of its 3.50% Senior Convertible Notes due 2027 (the “3.50% Senior Convertible Notes”). The Company settled all converted 3.50% Senior Convertible Notes by paying cash equal to the principal amount of the converted notes and, with respect to the excess conversion value, by issuing, in aggregate, 864,106 shares of our common stock. On May 2, 2012, the Company redeemed the remaining 3.50% Senior Convertible Notes that were not converted, at par plus accrued interest in cash.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	May 29, 2012	By:	/s/ David W. Copeland
David W. Copeland
Senior Vice President, General Counsel and Corporate Secretary